TRANSAMERICA FUNDS

Transamerica International Growth

Supplement to the Currently Effective Prospectuses, Summary Prospectuses

and Statements of Additional Information

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Effective on or about October 31, 2021, TDAM USA Inc. (“TDAM USA”) will merge with and into Epoch Investment Partners, Inc. (“Epoch”) and Epoch will assume the sub-advisory agreement with Transamerica Asset Management, Inc. with respect to Transamerica International Growth (the “fund”). TDAM USA and Epoch are each indirect wholly-owned subsidiaries of The Toronto-Dominion Bank. The fund’s investment objective, principal investment strategies, principal risks, portfolio managers, investment manager and investment management and sub-advisory fee schedules will remain the same.

As of that date, all references to TDAM USA in the Prospectuses, Summary Prospectuses and Statements of Additional Information are replaced with Epoch, and the following replaces the information relating to TDAM USA in the Prospectuses in the sub-section entitled “Further Information About Each Sub-Adviser” under the section entitled “Shareholder Information – Sub-Adviser(s)”:

Epoch Investment Partners, Inc. has been a registered investment adviser since 2004. As of December 31, 2020, Epoch Investment Partners, Inc. had approximately $31.5 billion in total assets under management. Epoch Investment Partners, Inc. is a wholly-owned subsidiary of TD Bank US Holding Company, which is wholly-owned by The Toronto-Dominion Bank.

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Effective on or about November 1, 2021, Transamerica International Growth will be renamed Transamerica International Focus. As of that date, all references to Transamerica International Growth in the Prospectuses, Summary Prospectuses and Statements of Additional Information are replaced with Transamerica International Focus.

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Investors Should Retain this Supplement for Future Reference

August 9, 2021